Exhibit 99.1

USA Rare Earth Announces Closing of $1.5 Billion PIPE Financing

STILLWATER, Okla., Jan. 29, 2026 (GLOBE NEWSWIRE) – USA Rare Earth, Inc. (Nasdaq: USAR) (USAR or the Company), today announced the closing of its previously announced private investment in public equity (PIPE) financing.

The PIPE was anchored by Inflection Point, with participation from other fundamental and strategic investors, and total gross proceeds of approximately $1.5 billion. As previously disclosed, the financing consisted of approximately 69.8 million shares of common stock issued at a price of $21.50 per share.

The Company intends to use the net proceeds from the PIPE to accelerate the build-out of its mine-to-magnet value chain, including the development and expansion of mining, processing, metal-making and magnet manufacturing capabilities, as well as for working capital and general corporate purposes.

Cantor Fitzgerald & Co. acted as lead placement agent and Moelis also acted as co-placement agent to USAR in connection with the announced PIPE transaction.

White & Case LLP acted as legal advisor to USAR in the PIPE transaction, and DLA Piper LLP (US) acted as legal counsel to the placement agents in the PIPE transaction.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended (the Securities Act), or applicable state securities laws and accordingly may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the SEC) or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About USA Rare Earth

USA Rare Earth, Inc. (Nasdaq: USAR) is building a fully integrated rare earth and permanent magnet supply chain across the United States, United Kingdom, and Europe. Through its ownership of LCM, one of the world's leading producers of rare earth metals and alloys, and its development of magnet manufacturing capacity in Stillwater, Oklahoma, USAR operates across the entire value chain from heavy rare earth processing to metal-making, alloy production, and neodymium magnet manufacturing. By combining domestic feedstock from the Round Top deposit with advanced processing technologies, recycling capabilities, and a growing European industrial footprint, USAR is establishing a secure, sustainable, Western-aligned supply of materials essential to defense, electrification, robotics, renewable energy, and advanced manufacturing industries.

Forward-looking Statements

Certain matters discussed in this press release are or contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties include statements relating to the expected U.S. Government investment and its expected benefits, including the anticipated terms of the expected U.S. Government investment and anticipated timing of closing and funding; the PIPE and its expected benefits; the preliminary financial results discussed above;

the Company's investment plans, including the development of the Round Top deposit, development and expansion of processing and separation facilities, development and expansion of metal-making and strip-casting facilities, and development and expansion of the magnet manufacturing facility, including the timing, cost, production capacities, and estimated outputs of each facility; the benefits of the transaction between USAR and LCM, including without limitation expectations for future development, operations, business strategies, financial performance, sales and customers; and the projected operating results and performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as "anticipate", "believe", "can", "continue", "could", "estimate", "expect", "forecast", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "seek", "should", "strive", "target", "will", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) the risk that the investment from the U.S. Government is not completed on the expected terms, or at all; (2) the risk that USAR will not be able to execute its business plan to successfully use the proceeds of the expected U.S. Government transaction and the PIPE; (3) risks related to the timing and achievement of the expected business milestones of expected U.S. Government investment, including with respect to the development of the Round Top deposit, development and expansion of processing and separation facilities, development and expansion of metal-making and strip-casting facilities, and development and expansion of the magnet manufacturing facility; (4) the risk that the expected U.S. Government investment, which will be funded in phases over time subject to the Company achieving milestones, ultimately results in less proceeds to the Company than anticipated; (5) significant dilution associated with the expected U.S. Government investment and PIPE transaction; (6) the risk that the Company will not be able to execute its business plan to successfully use the proceeds of the expected U.S. Government investment and the PIPE; (7) the availability of appropriations from the legislative branch of the U.S. Government and the ability of the executive branch of the U.S. Government to obtain funding and support contemplated by the expected U.S. Government investment; (8) the determination by the legislative, judicial or executive branches of the U.S. Government that any aspect of the expected U.S. Government investment was unauthorized, void or voidable; (9) the Company's ability to obtain additional or replacement financing, as needed; (10) the Company's ability to effectively assess, determine and monitor the financial, tax and accounting treatment of expected U.S. Government investment, together with the Company's and the U.S. Government's obligations thereunder; (11) the Company's ability to effectively comply with the broader legal and regulatory requirements and heightened scrutiny associated with government partnerships and contracts; (12) the significant long-term and inherently risky investments the Company is making in mining and manufacturing facilities may not realize a favorable return; (13) the diversion of management time from ongoing business operations and opportunities as a result of the expected U.S. Government investment; (14) the risk that acquired businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; (15) the risk that the synergies from any of the transactions that USAR has completed or is pursuing may not be fully realized or may take longer to realize than expected; (16) the risk that any announcement relating to a transaction could have an adverse effect on the market price of USAR's common stock; (17) the risk of litigation related to the expected U.S. Government investment, the PIPE and/or the development of the Company's projects; (18) the diversion of management time from ongoing business operations and opportunities as a result of a transaction; (19) the risk of adverse reactions or changes to business or employee relationships; (20) the ability to build or maintain relationships with customers and suppliers; (21) the Company's ability to successfully develop its magnet production facility and the timing of expected production milestones; (22) competition in the magnet manufacturing industry; (23) the ability to grow and manage growth profitably; (24) the Company's ability to build or maintain relationships with customers and suppliers; (25) the ability to attract and retain management and key employees; (26) the overall supply and demand for rare earth minerals; (27) the timing of commissioning, commercialization and expansion of the Company's manufacturing facilities, and the timing and amount of future production from each component of the Company's value chain; (28) the costs of production, capital expenditures and requirements for additional capital, including the need to raise additional capital to implement the Company's strategic plan and access the potential U.S. Government investment; (29) substantial doubt regarding the Company's ability to continue as a going concern for the twelve months following the issuance of its third quarter 2025 Condensed Consolidated Financial Statements; (30) the timing of future cash flow provided by operating activities, if any; (31) the risk that the Round Top Deposit might not be able to be commercially mined and the Company's ongoing exploration programs may not result in the development of profitable commercial mining operations; (32) the uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; (33) the Company's ability to successfully commence swarf processing; and (34) transportation risks. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in the Company's filings with the SEC, including the Company's Form 10-K that the Company filed with the SEC on March 31, 2025, the Company's latest Quarterly Reports on Form 10-Q filed with the SEC, and the Current Report on Form 8-K that the Company filed with the SEC on January 26, 2026. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements speak only as of their date, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances occurring after their date or to reflect the occurrence of unanticipated events.

Investor Relations Contact:
Lionel McBee
VP, Investor Relations
IR@usare.com

Media Relations Contacts:
Teneo
USARareEarth@teneo.com